UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2026

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415) 394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on April 28, 2026, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 19, 2026.

1.	Elect eleven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cristina G. Bita	824,165,354	544,033	1,444,957	32,595,410
James B. Connor	816,099,441	8,625,867	1,429,036	32,595,410
George L. Fotiades	723,650,507	100,952,751	1,551,086	32,595,410
Lydia H. Kennard	761,278,754	63,334,123	1,541,467	32,595,410
Daniel S. Letter	819,427,320	5,315,560	1,411,464	32,595,410
Guy A. Metcalfe	808,329,774	16,411,841	1,412,729	32,595,410
Avid Modjtabai	820,943,172	3,737,056	1,474,116	32,595,410
Hamid R. Moghadam	800,573,981	23,442,278	2,138,085	32,595,410
David P. O’Connor	794,358,271	30,378,998	1,417,075	32,595,410
Olivier Piani	811,614,888	13,079,014	1,460,442	32,595,410
Sarah A. Slusser	820,015,084	4,720,081	1,419,179	32,595,410

2.	Advisory vote to approve the Company’s executive compensation for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,405,454	343,890,697	1,858,193	32,595,410

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
802,687,705	55,699,365	362,684	0

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: April 30, 2026	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel

PROLOGIS, L.P.
By: Prologis, Inc., its General Partner

Date: April 30, 2026	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel